UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2021

New Mountain Guardian III BDC, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

New Mountain Guardian III BDC, L.L.C. (the “Company”) entered into a Third Amended and Restated Limited Liability Company Agreement (the “Third A&R LLC Agreement”), as of July 22, 2021, which amended and restated the agreement that sets forth the terms pursuant to which the Company is operated. The Company’s Board of Directors had approved the Third A&R LLC Agreement by written consent on July 7, 2021. The Third A&R LLC was executed but will not become effective (meaning capital call will not be called from investors who subscribe during the extended Closing Period (as defined in the Third A&R LLC Agreement)) until 20 calendar days after the related information statement is sent to holders of the Company’s units of limited liability company interests.

The Third A&R LLC Agreement amended certain provisions of the Company’s Second Amended and Restated Limited Liability Company Agreement, dated as of January 15, 2021 (the “Second A&R LLC Agreement”), regarding the Closing Period. The Third A&R LLC Agreement provides that the Closing Period will end on October 15, 2021, whereas the Second A&R LLC Agreement provided that the Closing Period would end on July 30, 2021, which is twenty seven months from the Company’s Initial Closing Date (as defined in the Second A&R LLC Agreement) of July 15, 2019.

The foregoing description of the Third A&R LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third A&R LLC Agreement, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2021, the Third A&R LLC Agreement was approved by written consent of the Company’s members representing 30,692,458 Units, which constituted a majority-in-interest of the common unitholders. No other votes are required to adopt the Third A&R LLC Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

3.1	Third Amended and Restated Limited Liability Company Agreement, dated as of July 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian III BDC, L.L.C.

Date: July 23, 2021	By:	/s/ Karrie J. Jerry
Name: Karrie J. Jerry
Title: Corporate Secretary